UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2009 (Date of earliest event reported)
Florida Public Utilities Company (Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-10608 (Commission File Number)	59-0539080 (IRS Employer Identification Number)

401 South Dixie Highway, West Palm Beach, Florida (Address of principal executive offices)		33401 (Zip Code)
(561) 832-0872 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 17, 2009, Florida Public Utilities Company (the "Company") issued a press release reporting financial results of the Company for the quarter ended December 31, 2008. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Florida Public Utilities Company dated March 17, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2009	FLORIDA PUBLIC UTILITIES COMPANY By: /s/ George M. Bachman George M. Bachman Treasurer & CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Florida Public Utilities Company dated March 17, 2009